J.P. MORGAN FUNDS

JPMorgan Europe Research Enhanced Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 19, 2015

To the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2015, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN EUROPE RESEARCH ENHANCED EQUITY FUND. The Board of Trustees of the JPMorgan Europe Research Enhanced Equity Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about June 15, 2015 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Select Class Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution. They may also purchase other share classes for which they are eligible.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF MAY 18, 2015, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING MAY 27, 2015 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE MAY 19, 2015.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-EREE-515-2